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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         As independent public accountants, we hereby consent to the use of our reports dated July 16, 1996, on our audit of the consolidated financial statements of Einstein/Noah Bagel Corp., and to all references to our firm included in or made a part of this registration statement on Form S-1.


                              ARTHUR ANDERSEN LLP

                              /s/ Arthur Andersen LLP

Denver, Colorado
November 8, 1996